Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	Transamerica Life Insurance Co Separate Account VUL-4, SEC File No. 811-10167
(the “Registrant”)
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Variable Products Series Fund, Inc	811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Alger Portfolios	811-05550
BNY Mellon Investment Portfolios	811-08673
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Variable Investment Fund	811-05125
Fidelity Variable Insurance Products Fund	811-03329
Fidelity Variable Insurance Product Fund II	811-05511
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series,	811-07736
MFS Variable Insurance Trust	811-08326
Morgan Stanley Variable Insurance Fund, Inc.	811-07607
PIMCO Variable Insurance Trust	811-08399
Transamerica Series Trust	811-04419

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (727) 299-1830.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Life Insurance Company